UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LOTTERY.COM INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LOTTERY.COM INC.

5049 Edwards ranch rd., 4th floor

fort worth, TX 76109

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2025 AT [●] a.m. Central TIME

Dear Stockholders of Lottery.com Inc.:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Lottery.com Inc., a Delaware corporation (the “Company”). The meeting will be held on [●], 2025 at [●] a.m. Central Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted only via a live audio webcast. You will be able to attend the Annual Meeting, submit your questions and vote online during the meeting by visiting https://[●]. To participate in the Annual Meeting, you will need to register to attend the meeting by [●] p.m., Eastern time, on [●], 2025 using the control number located on the Notice of Internet Availability of Proxy Materials for the Annual Meeting, or if you received paper copies, your proxy card or voting instruction form. For purposes of attendance at the Annual Meeting, all references in the accompanying Proxy Statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect one nominee for Class II director named in the accompanying proxy statement to serve until the 2027 annual meeting of stockholders and until their successor is duly elected and qualified;

2.	To approve an amendment to the Company’s second amended and restated certificate of incorporation to effect a reverse stock split of our common stock, par value $0.001 per share (the “Common Stock”) at a ratio in the range of one-for-[●] to one-for-[●] of our Common Stock, with the exact ratio to be determined in the discretion of our board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion (the “Reverse Stock Split Proposal”);

3.	To ratify the appointment by the audit committee of our board of directors of Boladale Lawal & Co. as our independent registered public accounting firm for the year ending December 31, 2024;

4.	To approve, on an advisory basis, a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the Reverse Stock Split Proposal; and

5.	To transact any other business that may properly come before the Annual Meeting and any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The record date for the Annual Meeting is December [●], 2024. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Additional details regarding access to the Annual Meeting and the business to be conducted at the Annual Meeting are described in the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on [●], 2025 at [●] a.m. Central Time online at https://[●].

The proxy statement and 2024 annual report to stockholders

are available at www.proxyvote.com

By Order of the Board of Directors,

Matthew McGahan Chairman of the Board , 2025

All stockholders are cordially invited to attend the Annual Meeting, which will be held virtually via the Internet. Whether or not you expect to attend the Annual Meeting, please vote over the telephone or the internet as instructed in these materials, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you may need to obtain a proxy issued in your name from that record holder. Please contact your broker, bank or other nominee for information about specific requirements if you would like to vote your shares at the meeting.

LOTTERY.COM INC.

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT [●] a.m. Central TIME ON [●], 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

We are providing you with these proxy materials because the Board of Directors of Lottery.com Inc. (the “Board”) is soliciting your proxy to vote at Lottery.com’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements thereof, to be held via a live audio webcast on [●], 2025 at [●] a.m. Central Time. The Annual Meeting can be accessed virtually by visiting https://[●] where you will be able to listen to the meeting live, submit questions and vote online.

You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”), are being distributed and made available on or about [●], 2025. As used in this Proxy Statement, references to “we,” “us,” “our,” “Lottery.com” and the “Company” refer to Lottery.com Inc. and its subsidiaries.

Why did I receive a Notice of Internet Availability of Proxy Materials regarding the availability of proxy materials on the internet instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about [●], 2025 to all stockholders of record entitled to vote at the Annual Meeting.

When and where is the Annual Meeting?

The Annual Meeting will be held virtually on [●], [●], 2025, at [●] a.m. Central Time, via live audio webcast on the Internet. You may attend, vote and ask questions at the Annual Meeting by following the instructions provided on the Notice to log into https://[●]. The Annual Meeting will be a virtual meeting, which will be conducted entirely online via audio webcast to allow greater participation. You will not be able to attend the Annual Meeting physically in person. You are entitled to attend the Annual Meeting if you were a stockholder of record as of [●], 2024 (the “Record Date”).

The audio webcast of the Annual Meeting will begin promptly at [●] a.m. Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at [●] a.m. Central Time, and you should allow reasonable time for the check-in procedures. Information on how to vote online during the Annual Meeting is discussed below.

How can I attend and vote at the Annual Meeting?

To be admitted into the virtual Annual Meeting, you must register by going to https://[●]. You may gain access in the following ways, depending on how your shares are held. For more information, see “What is the difference between a record holder and holding shares of Common Stock in street name?” below.

●	Stockholders of record. A stockholder deemed to be a “record holder” as of the Record Date must enter the control number found on their proxy card, voting instruction form or Notice that they previously received. Once registered, such stockholders will receive a confirmation email that they have successfully requested to join the Annual Meeting.

●	Stockholders holding their shares in “street name.” A stockholder holding their shares in “street name,” or through a broker, bank or other nominee, must obtain a legal proxy reflecting the number of shares of Common Stock that they held as of the Record Date, along with their name, email address, and a request for registration to: Continental Stock Transfer & Trust Company: by email to proxy@continentalstock.com, or by mail to Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York, 10004. Requests for registration must be labeled as “Legal Proxy” and be received by Continental Stock Transfer & Trust Company no later than [●] p.m. New York City Time on [●], 2025.

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Why is the Company holding the Annual Meeting virtually?

We are holding the Annual Meeting online and providing internet voting to facilitate stockholder attendance and participation by enabling all stockholders to participate fully, equally and without cost, using an Internet-connected device from any location around the world, with procedures designed to ensure the authenticity and correctness of your voting instructions. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location. Lottery.com stockholders will be afforded the same opportunities to participate at the virtual Annual Meeting as they would at an in-person Annual Meeting.

Where can I get technical assistance?

If you have difficulty accessing the meeting, please call the phone number listed at https://[●].

How do I ask a question at the Annual Meeting?

As part of the Annual Meeting, we will hold a question and answer session during which we intend to answer questions submitted prior to the meeting in accordance with the rules of conduct posted on the meeting website, as time permits. Only stockholders of record as of the Record Date who have registered in advance to attend the Annual Meeting may submit questions prior to the meeting that may be addressed during the Annual Meeting. If you would like to submit a question, you may do so when you register to attend the Annual Meeting at https://[●] using the control number provided in the Notice and typing your question in the appropriate box in the registration form.

In accordance with the rules of conduct, we ask that you limit your questions to one brief question that is relevant to the Annual Meeting and that such questions are respectful of your fellow stockholders and meeting participants. Questions and answers may be grouped by topic, and substantially similar questions may be grouped and answered once. In addition, questions may be ruled as out of order if they are, among other things, irrelevant to the business to be conducted at the Annual Meeting, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the stockholder’s own personal, political or business interests.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were [●] shares of common stock outstanding and entitled to vote.

What matters am I being asked to vote on?

There are four matters scheduled for a vote:

●	The election of the one nominee for Class II director named herein to serve until our 2027 annual meeting of stockholders and until their successor is duly elected and qualified, subject to their earlier death, resignation or removal (“Proposal 1”);

●	The approval of an amendment to the Company’s second amended and restated certificate of incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of our common stock, par value $0.001 per share (the “Common Stock”) at a ratio in the range of one-for-[●] to one-for-[●] of our Common Stock, with the exact ratio to be determined in the discretion of the Board and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (“Proposal 2” or the “Reverse Stock Split Proposal”);

●	The ratification of the appointment by the Audit Committee of the Board (the “Audit Committee”) of Boladale Lawal & Co. (“Boladale”) as our independent registered public accounting firm for the year ending December 31, 2024 (“Proposal 3”); and

●	The approval, on an advisory basis, of a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the Reverse Stock Split Proposal (“Proposal 4” or the “Adjournment Proposal”).

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How does the Board recommend that I vote?

The Board recommends that you vote your shares of our Common Stock:

●	“FOR” the Class II director nominee named in this Proxy Statement;

●	“FOR” the approval of the Reverse Stock Split Proposal;

●	“FOR” the ratification of the appointment of Boladale as our independent registered public accounting firm for the year ending December 31, 2024; and

●	“FOR” the approval, on an advisory basis, of the Adjournment Proposal.

How do I vote my shares without attending the Annual Meeting?

Stockholders of record. You may vote by granting a proxy in the following ways:

●	By Internet: go to https://[●] and follow the on-screen instructions. You will need the Notice or proxy card in order to vote by Internet.

●	By Mail: request a proxy card from us and indicate your vote by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity, indicate your name and title or capacity.

Stockholders with shares held in street name. You may vote by submitting voting instructions to their bank, broker or other nominee. In most instances, such stockholders will be able to do this on the Internet or by mail as indicated above. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

Internet voting facilities will close at [●] p.m., Eastern Time, on [●], 2025 for the voting of shares held by stockholders of record or held in street name.

Mailed proxy cards with respect to shares held of record or in street name must be received no later than [●] p.m., Eastern Time, on [●], 2025.

What is the difference between being a record holder and holding shares of Common Stock in street name?

A record holder holds shares in its name through Lottery.com’s transfer agent, Continental Stock Transfer & Trust Company (“Continental”). A “beneficial owner,” or a person or entity that holds their or its shares in “street name,” holds shares in the name of a bank, broker or other nominee on that person or entity’s behalf.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of [●], 2024.

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What am I voting on, how many votes are required to approve each item, how are votes counted and how does the Board recommend I vote?

The table below summarizes the proposals that will be voted on, the vote required to approve each item, how votes are counted and how the Board recommends you vote:

Proposal	Vote Required	Voting Options	Board Recommendation(1)	Impact of Broker Non-Votes	Impact of Abstain Vote
Proposal 1 — Director Nominee Proposal	Plurality of the votes cast	“FOR” “WITHHOLD”	“FOR”	No impact	No impact
Proposal 2 — Reverse Stock Split Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No impact	No impact
Proposal 3 — Auditor Ratification Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No broker non-votes (uninstructed shares may be voted in broker’s discretion)	No impact
Proposal 4 — Adjournment Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No impact	No impact

(1)	If you sign and submit your proxy card without indicating your voting instructions, your shares will be voted in accordance with the Board’s recommendation.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Can I revoke my proxy or change my vote after I submit my proxy?

Yes, you may revoke or change your vote after submitting your proxy card.

Stockholders of record. Whether you have voted by Internet or mail, you may revoke your proxy or change your vote at any time before it is actually voted. A record holder may revoke their or its proxy by:

●	signing and delivering another proxy with a later date that is received no later than 5:30 p.m., Eastern Time, on [●], 2025;

●	voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on [●], 2025;

●	sending a written statement to that effect to the Company’s Chief Compliance Manager at compliance@lottery.com, provided that such statement is received no later than 5:30 p.m., Eastern Time, on [●], 2025; or

●	voting at the Annual Meeting.

Stockholders with shares held in street name. If you wish to revoke your proxy or vote at the Annual Meeting, you must follow the instructions provided to you by your bank, broker or other record holder and/or obtain from the record holder a proxy issued in your name. Your virtual attendance at the Annual Meeting will not, by itself, revoke your proxy.

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Who will count the votes?

The Company’s transfer agent, Continental, will tabulate and certify the votes. A representative of the transfer agent may serve as an inspector of election.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by email, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We have also retained [●]as our “proxy solicitor” to assist in the solicitation of proxies. For these proxy solicitation services, [●] will receive an estimated fee of approximately $[●] plus reasonable out-of-pocket expenses and fees for any additional services. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the voting power of the outstanding shares entitled to vote are present in person, by remote communication, or represented by proxy at the meeting. On the Record Date, there were [●] shares outstanding and entitled to vote. Thus, the holders of [●] shares must be present by remote communication at the meeting or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote by telephone, online or at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the voting power of the shares present by remote communication at the meeting or represented by proxy and entitled to vote may adjourn the meeting to another date.

Will a list of record stockholders as of the Record Date be available?

A list of our record stockholders as of the close of business on the Record Date will be made available to stockholders for the ten days ending the day prior to the Annual Meeting. The list will be available for examination by any stockholder of record for any purpose germane to the Annual Meeting at our corporate headquarters by appointment only during normal business hours.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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PROPOSAL NO. 1

ELECTION OF CLASS II DIRECTOR

Under our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Amended and Restated Bylaws (the “Bylaws”), the Board is divided into three classes. Only one class of directors is elected in each year and each class serves a three-year term. The term length of each Class is, for the Class II director, a term that expires at this Annual Meeting; for the Class III director, a term that expires at the Company’s 2025 annual meeting of stockholders; and, for Class I director, a term that expires at the Company’s 2026 annual meeting of stockholders.

There are currently three directors serving on the Board. The Board has considered and nominated the following Class II director nominee, for a three-year term expiring at the Company’s 2027 annual meeting of stockholders: Paul S. Jordan. Action will be taken at the Annual Meeting for the election of this director nominee.

It is intended that the proxies delivered pursuant to this solicitation will be voted by the proxy holders in favor of the election of Mr. Jordan except where proxies bear contrary instructions. In the event that the director nominee should become unavailable for election due to any presently unforeseen reason, the proxy holders will have the right to use their discretion to vote for a substitute or substitutes.

NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS IN 2024

The following information describes the offices held and other business directorships of the director nominee. Information regarding each nominee’s beneficial ownership of equity securities is shown under “Security Ownership of Certain Beneficial Owners and Management” below.

Paul S. Jordan, 64, is a motorsport commercial specialist with extensive international sponsorship, acquisitions and communication skills and experience. With an active career in motorsport that spans more than four decades, Mr. Jordan has held senior positions with the world’s top Formula One Teams and some of most recognizable motorsport brands such as Renault Formula One, Jordan Grand Prix, British American Racing Honda and Minardi Formula One. He Was the “Founding Partner” for the “One Make” Racing car series “Grand Prix Masters” with Ex Formula One World Champions, Nigel Mansell, Emerson Fittipladi, Derick Warwick, and Alain Prost. He currently holds consultancy roles with both the Romanian and Cypriot Governments working with their respective Tourism Departments to promote tourism through both Motorsport sponsorship and activation programs. He also continues to consult for M-Sport Ford World Rally Team – Saudi Motorsport as its Head of Motorsport Strategy (KSA Government Organization)..

We believe that Mr. Jordan is well-qualified to serve as a director of our Board because of his extensive business experience.

Directors are elected by a plurality of the votes cast for the election of each director at the Annual Meeting.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE NAMED ABOVE.

Continuing Members of the Board of Directors

In addition to the director nominated for election at the Annual Meeting, the following directors currently serve on our Board:

Class III, with a term expiring at the 2026 Annual Meeting of Stockholders:

Christopher Gooding, 67, brings decades as a partner at respected English, US and Canadian law firms, predominantly within the heart of London’s financial district. He has also held from 1999 to 2009 an advisory Board position of US Issuer of 144A funds - the Sovereign Trade Corporation, New York and supervised the triple rating of its 144a funds. His professional journey began at Clifford Turner in London and Dubai, advancing to a 15-year tenure at Clyde & Co. A consummate legal strategist in the area of political and commercial risk, he also served as a partner at LeBoeuf Lamb Greene & MacRae and Howard Kennedy, Fasken Martineau and CMS. Since 2022, he has held the position of Consultant at Crowell and Morsing LLP London.

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We believe that Mr. Gooding is well-qualified to serve as a director of our Board because of his extensive legal knowledge and commercial risk experience.

Warren Macal, 49, is the Managing Director at Prosperity Investment Management (“PIM”) and the head of its PIM Motorsport Investment Division. He brings more than 15 years of extensive experience in wealth management and strategic financial planning to the Company. Specializing in the financial needs of high-net-worth individuals and professional athletes, particularly in the motorsports arena, his expertise will be invaluable as Lottery.com Inc. continues to expand its global reach and product offerings and develops its Sports.com brand.

We believe that Mr. Macal is well-qualified to serve as a director of our Board because of his business and strategic financial planning experience.

Class I, with a term expiring at the 2025 Annual Meeting of Stockholders:

Matthew McGahan, 55, has served as Chairman of the Board since October 2022 and is Chairman and CEO of Sports.com, its wholly owned subsidiary and a leading sports entertainment and media content platform. After serving as interim CEO of Lottery.com from July of 2023, he was appointed as CEO in December of 2023 by the Board of Directors. McGahan established Automotive Group in 1997, which emerged as one of Europe’s largest Harley-Davidson and BMW dealer Groups. His leadership propelled the company to substantial success until its sale in 2010. Through his family office established in 2015 with his father, Matt has since invested and advised businesses across a variety of sectors, including motorsports, EV, technology minerals mining, recycling, fintech, and medical research, showcasing his versatility, keen investment insight and focus on innovation and social responsibility. His ability to identify and nurture potential across a spectrum of industries has not only contributed to his personal success, but has also driven innovation and growth in each of these fields. His career can be characterized as a blend of entrepreneurial success, philanthropic leadership, and strategic vision. His journey from the automotive industry to the helm of Lottery.com and Sports.com, coupled with his profound impact on societal well-being through “Mask Our Heroes,” reflects a legacy of innovation, compassion, and resilience.

We believe that Mr. McGahan is well-qualified to serve as a director of our Board because of his experience as an entrepreneur and business executive.

Tamer T. Hassan, 56, is a former boxer and worked in football management before becoming a British actor with a slate of over 60 films. He is best known for his role as the leader of the Millwall firm, opposite Danny Dyer, in “The Football Factory” (2004), “Layer Cake (2004) opposite Daniel Craig, “Batman Begins” (2005), “The Business” (2005), and “Game of Thrones” (2016). Mr. Hasan has recently completed filming for “The Witcher” (Season 2) on Netflix with Henry Cavil. He also remains involved with creative content and participates in voice-over roles. Mr. Hassan’s entrepreneurial skills have led him to participate in large-scale projects in entertainment, sports & leisure, and hospitality. He has a passion for supporting emerging acting talent in Cyprus and is the founder of The Tamer Hassan Academy for Acting.

We believe that Mr. Hassan is well-qualified to serve as a director of our Board because of his diverse experience as an entrepreneur and actor.

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Overview

The Board directs and oversees the management of the business and affairs of the Company and carries out its oversight responsibilities through meetings and actions of the Board and its two standing committees: the Audit Committee of the Board (the “Audit Committee”) and the Compensation Committee of the Board (the “Compensation Committee”).

Director Independence and Independence Determinations

The Board has established guidelines (the “Corporate Governance Guidelines”) to assist it in making independence determinations for each director of our Board. The Corporate Governance Guidelines define an “independent director” to align with the definition provided under the corporate governance requirements of the Nasdaq Stock Market LLC (collectively, the “Nasdaq Rules”). Under Nasdaq Rule 5605(a)(2), a director is not independent unless the Board affirmatively determines that they do not have a direct or indirect relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of the Company. Directors who serve on the Audit Committee and Compensation Committee are subject to the additional independence requirements under applicable SEC rules and Nasdaq Rules.

It is the policy of the Board to make affirmative independence determinations for all directors at least annually in connection with the preparation of the Company’s proxy statement. In making independence determinations, the Board will broadly consider all relevant facts and circumstances in addition to the requirements of Nasdaq Rule 5605(a)(2).

The Board undertook its annual review of director independence. As a result of this review, the Board affirmatively determined that Messrs. Jordan, Gooding, Hassan and Macal are independent within the meaning of the Nasdaq Rules, including with respect to their respective committee service. The Board has determined that each member of the Audit Committee is “independent” for purposes of service on the Audit Committee in accordance with Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that each member of the Compensation Committee is “independent” for purposes of service on the Compensation Committee in accordance with Section 10C(a)(3) of the Exchange Act.

Board Structure

The Board retains the flexibility to determine whether the roles of Chairperson and CEO should be combined or separated, based on what the Board believes is in the best interests of the Company at a given point in time. The Board believes that this flexibility is in the best interests of the Company and that a one-size-fits-all approach to corporate governance, with a mandated independent Chairperson, would not result in better governance or oversight.

Currently, Matthew McGahan serves as Chairperson and CEO.

Executive Sessions

We currently do not have any employee directors serving on the Board and so do not hold executive sessions.

Board Committees and Meetings

The following table summarizes the current membership of each of the standing committees of the Board.

	Audit Committee	Compensation Committee
Matthew McGahan^
Paul S. Jordan*#	X (Chair)	X
Tamer T. Hassan*#	X	X (Chair)
Christopher Gooding*+	X	X
Warren Macal*~

*	Independent director
^	Appointed in October 2022
#	Appointed in July 2023
+	Appointed in August 2023
~	Appointed in April 2024

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In July 2022, we effectively ceased operations (the “Operational Cessation”) when we furloughed the majority of our employees and generally suspended our lottery game sales. Since the Operational Cessation, the Company has had minimal day-to-day operations and has primarily focused its operations on restarting certain of its core businesses. Prior to the Operational Cessation, we had six members on our Board. As of the date of this Proxy Statement, the size of the Board has decreased to three members. Further, all of the members of the Board and all of our principal executive officers who served in such capacities at our prior year’s annual meeting of stockholders have resigned from such positions.

During the fiscal year ended December 31, 2022, our Board, Audit Committee and Compensation Committee held approximately 8, 6 and 5 meetings, respectively.

Our Corporate Governance Guidelines provide that all directors are expected to make best efforts to attend all meetings of the Board, meetings of the committees of which they are members and the annual meeting of stockholders. This Annual Meeting is the first held after each member of our current Board was appointed.

Audit Committee. All members of the Audit Committee are “independent” in accordance with the Nasdaq Rules and rules of the U.S. Securities and Exchange Commission (the “SEC”) applicable to boards of directors in general and audit committee members in particular. The Board has determined that each member of the Audit Committee is “financially literate” within the meaning of the Nasdaq Rules because each member is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, the Board has determined that Mr. Jordan qualifies as an “audit committee financial expert” as defined by Item 407(d) of Regulation S-K, and therefore, also satisfies the “financial sophistication” requirement in accordance with Nasdaq Rule 5605(c)(2)(A). The Board reached its conclusion as to Mr. Jordan’s qualifications based on, among other things, his background in financial services and accounting, and experience on the audit committees of public, private and investment companies.

The duties and responsibilities of the Audit Committee include:

●	those duties and responsibilities delegated to it by the Board, including overseeing our financial reporting policies, our internal controls, and our compliance with legal and regulatory requirements applicable to financial statements and accounting and financial reporting processes;

●	being directly responsible for the appointment, retention, replacement and oversight of our independent registered public accounting firm and reviewing and evaluating its qualifications, performance and independence;

●	pre-approving the audit and non-audit services and the payment of compensation to the independent registered public accounting firm;

●	reviewing reports from, and material written communications between, management and the independent registered public accounting firm, including with respect to issues as to the adequacy of the Company’s internal controls;

●	reviewing and approving any related person transaction that is required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the SEC and prior to our entering into such transaction;

●	reviewing and discussing with management and the independent registered public accounting firm our guidelines and policies with respect to risk assessment and risk management; and

●	reviewing the Audit Committee Charter and the Audit Committee’s performance at least annually.

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With respect to our reporting and disclosure matters, the Audit Committee is also responsible for reviewing and discussing with the independent registered public accounting firm and management our annual audited financial statements and our quarterly financial statements prior to their inclusion in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q or other publicly disseminated materials in accordance with the applicable SEC rules and regulations.

The Audit Committee operates pursuant to a charter adopted by the Board.

Compensation Committee. All members of the Compensation Committee are “independent” in accordance with the Nasdaq Rules and SEC rules applicable to boards of directors in general and compensation committees in particular. In addition, at least two members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.

The Compensation Committee is responsible for reviewing and overseeing our compensation policies and practices, and meets regularly throughout the year to review and discuss, among other items, our compensation philosophy, changes in compensation governance, and compliance rules and best practices. With respect to executive compensation, the Compensation Committee:

●	annually reviews and approves corporate goals and objectives relevant to the compensation of our CEO and other executive officers;

●	evaluates, as a committee or together with the other independent directors (as directed by the Board), the performance of our CEO and other executive officers in light of such corporate goals and objectives, as well as their individual achievements;

●	approves and recommends to our Board for approval of the compensation of our CEO and other executive officers based on this evaluation; and

●	periodically reviews and approves of all elements of our CEO’s and other executive officers’ compensation, including cash-based and equity-based awards and opportunities, as well as any employment agreements and severance agreements, change in control agreements and special or supplemental compensation and benefits.

Additional duties and responsibilities of the Compensation Committee include:

●	establishing and reviewing the objectives of our basic compensation policies;

●	making recommendations to our Board with respect to the adoption, amendment, termination or replacement of equity-based compensation or non-equity-based incentive compensation plans maintained by the Company;

●	establishing and periodically reviewing policies regarding senior management perquisites and expense accounts;

●	reviewing our regulatory compliance with respect to compensation matters, including SEC rules and regulations regarding stockholder approval of certain executive compensation; and

●	assessing at least annually the independence of any compensation consultant, legal counsel or other adviser to the Compensation Committee.

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The Board will evaluate director candidates recommended by stockholders in the same manner in which the Board evaluates any other director candidate. Any such recommendation should be submitted to the [Compliance Officer] in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Compliance Officer, 5049 Edwards Ranch Rd., 4th Floor, Fort Worth, TX 76109, or by email at compliance@lottery.com. All recommendations for nomination received by the Compliance Manager that satisfy the requirements under the Bylaws relating to such director nominations will be presented to the Board for its consideration. Stockholders must also satisfy the notification, timeliness, consent and information requirements set forth in the Bylaws. These requirements are also described under the section entitled “Stockholder Proposals for the 2024 Annual Meeting of Stockholders.”

Board Diversity Matrix

The following Board Diversity Matrix provides the self-identified personal characteristics for our Board:

Board Diversity Matrix (as of December 31, 2023)
Total Number of Directors	3
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	—	5	—	—
Part II: Demographic Background			—	—
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	4	—	—
Two or More Races or Ethnicities	—	1	—	—
Did Not Disclose Demographic Background	—	—	—

Code of Business Conduct and Ethics and Corporate Governance Guidelines

Corporate Governance Guidelines. To further our commitment to sound governance, our Board has adopted the Corporate Governance Guidelines to ensure that the necessary policies and procedures are in place to facilitate the Board’s review and make decisions with respect to the Company’s business operations that are independent from management. The Corporate Governance Guidelines set forth the practices regarding Board and committee composition, selection and performance evaluations; Board meetings; director qualifications and expectations, including with respect to continuing education obligations; and management succession planning, including for the CEO.

Code of Business Conduct and Ethics. We maintain a Code of Business Conduct and Ethics (the “Code of Conduct”) that is applicable to all of our directors, officers and employees, including our Chairperson and CEO, CFO and other members of management. The Code of Conduct sets forth standards of ethical business conduct, including conflicts of interest, compliance with applicable laws, rules and regulations, timely and truthful disclosure, protection and proper use of our assets and reporting mechanisms for illegal or unethical behavior. The Code of Conduct also satisfies the requirements for a code of ethics as defined by Item 406 of Regulation S-K promulgated by the SEC. If the Company ever were to amend or waive any provision of the Code of Conduct and that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, the Company intends to satisfy its disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on its website set forth above rather than by filing a Current Report on Form 8-K. Amendments to the Code of Conduct must be approved by our Board and will be promptly disclosed (other than technical, administrative or non-substantive changes) on our website.

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Stockholder Communications with the Board

Stockholders may communicate with our Board, or to specific individual directors of the Board, including the Chairperson of the Board, chairperson of the Audit or Compensation Committees, or to the independent directors as a group, by addressing such communications to the Compliance Manager, and delivering electronically at compliance@lottery.com. The Compliance Manager will forward such communications upon receipt as appropriate.

Hedging and Pledging Policy

Pursuant to the Company’s Compliance with United States Federal Securities Laws Regarding Insider Trading: Security Trading Policy (the “Insider Trading Policy”), all directors, officers and employees of the Company, together with its subsidiaries and affiliates reported on a consolidated basis, are prohibited from entering into hedging, monetization transactions or similar arrangements with respect to Company securities, holding Company securities in a margin account or pledging Company securities as collateral for a loan.

Board’s Role in Risk Oversight

As part of our Board’s meetings, our Board assesses on an ongoing basis the risks faced by the Company in executing its business plans. These risks include financial, technological, cybersecurity exposures and the steps management has taken or plans to take with respect to these exposures, competitive and operational risks and exposures, both from a global perspective and on a jurisdiction-by-jurisdiction basis. The Board receives updates from management on the primary cyber security risks facing the Company and the measures the Company is taking to mitigate such risks.

Our Board dedicates time to review and consider the relevant risks that need to be addressed at the time of the Board meeting. In addition to the full Board, the Audit Committee plays an important role in the oversight of the Company’s policies with respect to financial risk assessment and risk management, as well as assessing the Company’s major financial risk exposures. In particular, the Audit Committee reviews and discusses with management any significant risks or exposures with respect to risk assessment and risk management and assesses any steps taken to monitor and control such risks. The Compensation Committee is charged with ensuring that our compensation policies and procedures do not encourage risk taking in a manner that would have a material adverse impact on the Company. The Board is responsible for overseeing risk related to our governance processes. Each of the Board’s Committees reports its findings to the full Board for consideration. Each Committee reports its findings to the full Board for consideration.

Our Board’s role in risk oversight at the Company is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposures, and our Board and its committees providing oversight in connection with those efforts and attempts to mitigate identified risks.

PROPOSAL NO. 2

THE REVERSE STOCK SPLIT PROPOSAL

Our Board has approved, and is recommending that our stockholders approve, proposed amendments to our Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of all of the issued and outstanding shares of our Common Stock at a ratio of between one-for-[●] (1:[●]) and one-for-[●] (1:[●])(inclusive), with such ratio to be determined at the sole discretion of our Board and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by our Board in its sole discretion. The text of the proposed form of Certificate of Amendment to our Certificate of Incorporation (the “Certificate of Amendment”) to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. However, the text of the proposed amendments is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to effect the proposed amendment of our Certificate of Incorporation.

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By approving this proposal, stockholders will approve a series of amendments to our Certificate of Incorporation pursuant to which any whole number of outstanding shares between and including [●] and [●] would be combined into one share of our Common Stock, and authorize our Board to file only one such amendment, as determined by our Board in the manner described herein, and to abandon each amendment not selected by the Board. Our Board believes that stockholder approval of amendments granting our Board this discretion, rather than approval of a specified stock split ratio, provides our Board with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders. Our Board may effect only one Reverse Stock Split as a result of this authorization. Our Board may also elect not to do any Reverse Stock Split. The Reverse Stock Split will take effect, if at all, only after it is (i) approved by the affirmative vote of a majority of the shares of outstanding Common Stock entitled to vote on the matter, (ii) is deemed by the Board to be in the best interests of the Company and its stockholders, and (iii) after filing the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. If the Certificate of Amendment is filed with the Secretary of State of the State of Delaware, the Certificate of Amendment will effect the Reverse Stock Split by reducing the outstanding number of shares of the Common Stock by the ratio to be determined by the Board, but will not increase the par value of the Common Stock, and will not change the number of authorized shares of the Common Stock. If the Board does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, the Board will seek stockholder approval before implementing any Reverse Stock Split after that time.

You should keep in mind that the implementation of a reverse stock split does not have an effect on the intrinsic value of our business or your proportional ownership in it. You should also consider that in many cases, the market price of a company’s common stock may decline following a reverse stock split.

Background

Our Common Stock is currently listed on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “LTRY.” In order for our Common Stock to continue to be listed on Nasdaq, we must satisfy various listing maintenance standards established by Nasdaq. As of the date of this Report, we are currently not in full compliance with the continued listing standards of Nasdaq, and we may not be able to regain full compliance with Nasdaq’s continued listing standards in the future.

Under Nasdaq Listing Rule 5550(a)(2), if the bid price of our Common Stock is under $1.00 per share over a period of 30 consecutive trading days, Nasdaq may delist our Common Stock from trading.

As of the date of this Report, our common stock is trading below Nasdaq’s $1.00 (U.S.) minimum trading price requirement (the “Minimum Trading Price”), a minimum trading price that was breached on July 30, 2024. Should the Minimum Trading Price not be restored, the Company risks having its securities delisted by Nasdaq.

If the Company’s securities are delisted from Nasdaq, it could be more difficult to buy and sell the Company’s common stock and warrants or to obtain accurate quotations, and the price of the Company’s common stock and warrants could suffer a material decline. Delisting could also impair the Company’s ability to raise capital and/or trigger defaults and penalties under its outstanding agreements or securities. Further, even if we lose and are able to regain compliance with Nasdaq listing requirements, there is no guarantee that we will be able to maintain our listing for any period of time.

Delisting from Nasdaq could also result in negative publicity. Further, if we are delisted, we would also incur additional costs under state blue sky laws in connection with any sales of our securities. These requirements could severely limit the market liquidity of our common stock and/or warrants and the ability of our stockholders to sell our common stock and/or warrants in the secondary market. If our common stock and/or warrants are delisted by Nasdaq, our common stock and/or warrants may be eligible to trade on an over-the-counter quotation system, such as the OTCQB Market, where an investor may find it more difficult to sell our stock or obtain accurate quotations as to the market value of our common stock and/or warrants. In the event our common stock and/or warrants are delisted from The Nasdaq Global Market, we may not be able to list our common stock and/or warrants on another national securities exchange or obtain quotation on an over-the counter quotation system.

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Reasons for the Proposed Reverse Stock Split

The Board’s primary objective in proposing the Reverse Stock Split is to raise the per share trading price of our Common Stock to regain compliance with the Bid Price Rule. The Board believes that the Reverse Stock Split will result in a higher per share trading price, which is intended to enable us to maintain the listing of our Common Stock on Nasdaq and generate greater investor interest in the Company.

The Board believes that maintaining the listing of our Common Stock on Nasdaq is in the best interests of the Company and our stockholders. If our Common Stock were delisted from Nasdaq, the Board believes that such delisting would adversely affect the market liquidity of our Common Stock, decrease the market price of our Common Stock, adversely affect our ability to obtain financing for the continuation of our operations and result in the loss of confidence in our company.

If the Reverse Stock Split is approved by our stockholders and implemented by the Board, we expect to satisfy the $1.00 Bid Price Rule for continued listing. However, despite the approval of the Reverse Stock Split by our stockholders and implementation by the Board, there can be no assurance that the Reverse Stock Split will result in our meeting and maintaining the $1.00 minimum closing price requirement. The effect of the Reverse Stock Split upon the market price for our Common Stock cannot be predicted, and the history of similar reverse stock splits for companies in like circumstances is varied. The market price per share of our Common Stock after the Reverse Stock Split may not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split due to, among other reasons, our performance and other factors that may be unrelated to the number of shares outstanding. Our Common Stock could also be delisted from Nasdaq due to our failure to comply with one or more other Nasdaq listing standards. We cannot be certain that we will ultimately be able to regain compliance with the Bid Price Rule or the other listing standards.

Our Board also believes that the expected increased market price per share of our Common Stock as a result of implementing a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock. We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices. Investors may also be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

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Criteria to be Used for Determining Whether to Implement Reverse Stock Split

In determining whether to implement the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of this Proposal 2, our Board may consider, among other things, various factors, such as:

●	the historical trading price and trading volume of our Common Stock;

●	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term;

●	the continued listing requirements for our Common Stock on Nasdaq;

●	which Reverse Stock Split ratio would result in the least administrative cost to us; and

●	prevailing general market and economic conditions.

The failure of our stockholders to approve this Proposal 2 could have serious, adverse effects on us and our stockholders. If we do not meet the conditions set forth in the June 8th Letter, including implementing the Reverse Stock Price, to the extent required, but August 17, 2023, we may be delisted from Nasdaq. If Nasdaq delists the Common Stock, our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, the Common Stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and be avoided by retail and institutional investors, resulting in the impaired liquidity of our shares.

Our Board reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of our Certificate of Amendment, even if the Reverse Stock Split has been authorized by our stockholders. By voting in favor of the Reverse Stock Split, you are expressly authorizing our Board to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.

Effect on Outstanding Common Stock and Authorized Common Stock

After the effective date of any Reverse Stock Split that our Board elects to implement, each stockholder will own a reduced number of shares of Common Stock. The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the Reverse Stock Split ratio will be the same for all issued and outstanding shares of Common Stock. Any Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of the Common Stock will not be affected by a Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after such Reverse Stock Split).

The following table illustrates the effects of a one-for-ten, one-for-fifteen, one-for-twenty, one-for-twenty five, one-for-thirty, one-for-thirty five and one-for-forty Reverse Stock Split on our outstanding Common Stock as of December [●], 2024 (without giving effect to any adjustments for fractional shares):

Reverse Split Ratio	Approximate Number of Shares Issued and Outstanding	Number of Shares Authorized	Percentage of Authorized Common Stock
Current Shares	12,080,919	500,000,000	2.41%
1-for-10	1,208,091	500,000,000	.24%
1-for-15	805,394	500,000,000	.16%
1-for-20	604,045	500,000,000	.12%
1-for-25	483,236	500,000,000	.09%
1-for-30	402,697	500,000,000	.08%
1-for-35	345,169	500,000,000	.07%
1-for-40	302,022	500,000,000	.06%

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The amendment will not change the terms of our Common Stock. The shares of new Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

We are currently authorized to issue up to 500,000,000 shares of Common Stock under our Certificate of Incorporation. The Reverse Stock Split will have no effect on the total number of shares of Common Stock we are authorized to issue under our Certificate of Incorporation. Therefore, upon effectiveness of the Reverse Stock Split, the number of shares of Common Stock that are authorized and unissued will increase relative to the number of issued and outstanding shares. We may use the additional authorized and unissued shares of Common Stock resulting from the Reverse Stock Split to issue additional shares of Common Stock from time to time in equity financings, under our equity compensation plans or in connection with other matters. The Board currently has no plans, arrangements or understandings regarding the issuance of such additional authorized and unissued shares of Common Stock.

The Company does not have any issued or outstanding shares of preferred stock. The Reverse Stock Split will not impact the number of authorized shares of our preferred stock.

Effect on Outstanding Equity Awards

If the Reverse Stock Split is effected, the terms of equity awards granted under our Lottery.com 2021 Incentive Plan (the “Incentive Plan”), including the per share exercise price of options, the number of shares issuable under such options and the number of shares delivered upon the vesting and settlement of a restricted stock unit or a performance share unit, will be proportionally adjusted to maintain their economic value, subject to adjustments for any fractional shares as described herein. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Incentive Plan, as well as any plan limits on the size of such grants, will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effect on Warrants

If the Reverse Stock Split is implemented, the number of shares of Common Stock issuable upon the exercise of our outstanding warrants, will be reduced by the same ratio as the reduction in the outstanding shares. Correspondingly, the exercise price for individual warrants, on a per share basis, will be proportionally increased (i.e., the aggregate exercise price for all outstanding warrants will be unaffected, but following a Reverse Stock Split such exercise price will apply to a reduced number of shares).

Cash Payment in Lieu of Fractional Shares

No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. If as a result of the Reverse Stock Split, a stockholder of record would otherwise hold a fractional share, the stockholder will receive a cash payment in lieu of the issuance of any such fractional share in an amount per share equal to the closing price per share on Nasdaq on the trading day immediately preceding the effective date of the Reverse Stock Split (as adjusted to give effect to the Reverse Stock Split), without interest. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other right except to receive the cash payment therefore.

By approving the amendment to our Certificate of Incorporation effecting the Reverse Stock Split, stockholders will be approving the combination of any whole number of issued shares of our Common Stock between and including 10 and 40 shares into one share of Common Stock.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

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Accounting Matters

The par value of the shares of our Common Stock is not changing as a result of the implementation of the Reverse Stock Split. Our stated capital, which consists of the par value per share of our Common Stock multiplied by the aggregate number of shares of our Common Stock issued and outstanding, will be reduced proportionately on the effective date of the Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our Common Stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of Common Stock outstanding.

Possible Disadvantages of Reverse Stock Split

Even though the Board believes that the potential advantages of the Reverse Stock Split outweigh any disadvantages that might result, the following are some of the possible disadvantages of the Reverse Stock Split:

●	The reduced number of outstanding shares of our Common Stock resulting from the Reverse Stock Split could adversely affect the liquidity of our Common Stock.

●	Based on the experience of certain other companies that have effected reverse stock splits, the Reverse Stock Split could result in a devaluation of our market capitalization and the trading price of our Common Stock, on an actual or an as-adjusted basis.

●	The Reverse Stock Split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of less than 100 shares of our Common Stock. These odd lots may be more difficult to sell than shares of Common Stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from the Reverse Stock Split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the Reverse Stock Split.

●	There can be no assurance that the market price per new share of our Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of old shares of our Common Stock outstanding before the Reverse Stock Split. The effect of the Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied, particularly since some investors may view a reverse stock split negatively. For example, based on the closing market price of our Common Stock on [●], 2023 of $[●] per share of Common Stock, if the stockholders approve this proposal and the Board selects and implements a Reverse Stock Split ratio of 1-for-[●], there can be no assurance that the post-split market price of our Common Stock would be $[●] per share or greater. Accordingly, the total market capitalization of our Common Stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.

●	While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

●	If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Stock Split. The market price of our Common Stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding.

●	The implementation of the Reverse Stock Split will effectively result in an increase in the authorized number of shares of Common Stock relative to the number of shares outstanding, which could, under certain circumstances, have anti-takeover implications by permitting issuances that would dilute the ownership of a person seeking to effect a hostile takeover or increase its percentage ownership. This Proposal 2 has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt.

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Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the Reverse Stock Split, the Reverse Stock Split would become effective at such time as it is deemed by our Board to be in the best interests of the Company and its stockholders and we file the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. Even if the Reverse Stock Split is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the Reverse Stock Split. Upon the filing of the amendment, all the old Common Stock will be converted into new Common Stock as set forth in the amendment.

As soon as practicable after the effective time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. If you hold shares of Common Stock in a book-entry form, your shares will be exchanged automatically into post-split shares without further action by you as soon as practicable after the effective time of the Reverse Stock Split.

Some stockholders hold their shares of Common Stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our Common Stock for a statement of holding. When you submit your certificate representing the pre-split shares of our Common Stock, your post-split shares of our Common Stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-Reverse Stock Split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares. If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under “No Fractional Shares.”

Criteria to be Used for Decision to Apply the Reverse Stock Split

In the event that approval for the Reverse Stock Split is obtained, our Board will be authorized to proceed with the Reverse Stock Split. If an average closing share price of at least $1.00 over the 30 trading-day period ending prior to the Annual Meeting, our Board may delay its decision to execute the Reverse Stock Split indefinitely. In that case, if at any time during the 12-month period following the Annual Meeting the average closing share price falls below $1.00 over any 30 trading-day period and therefore fails to comply with the Bid Price Rule, then the Reverse Stock Split may be executed as a cure for this condition.

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No Appraisal Rights

Under the General Corporation Law of the State of Delaware, our stockholders are not entitled to dissenter’s or appraisal rights with respect to our proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split and we will not independently provide our stockholders with any such right.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holders

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split that generally are expected to be applicable to U.S. Holders (as defined below) of our Common Stock who hold their common shares, both before and after the Reverse Stock Split, as capital assets within the meaning of Section 1221 of Internal Revenue Code of 1986, as amended (the “Code”) (generally property held for investment). This summary is based on provisions of the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect, which may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed below.

This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to a U.S. Holder. This discussion does not address the tax consequences which may apply to stockholders subject to special rules, such as financial institutions, insurance companies, tax-exempt organizations, dealers in securities, real estate investment trusts, regulated investment companies, stockholders who hold their pre-Reverse Stock Split shares through individual retirement or other tax-deferred accounts, stockholders who are not U.S. Holders (as defined below), stockholders who have a functional currency other than the U.S. dollar, partnerships, S corporations or other entities or arrangements classified as partnerships or disregarded entities for U.S. federal income tax purposes (or persons holding our Common Stock through such entities), stockholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, conversion transaction or other integrated or risk reduction transaction, stockholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Code or Section 1244 stock for purposes of Section 1244 of the Code, stockholders who acquired their Common Stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code, or stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation.

In addition, this summary does not address: (a) the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split; (b) any U.S. federal non-income tax consequences of the Reverse Stock Split, including estate, gift or other tax consequences; (c) any state, local or non-U.S. tax consequences of the Reverse Stock Split; (d) the application of the alternative minimum tax, the Medicare contribution tax on net investment income, or the special tax accounting rules under Section 451(b) of the Code, or (e) tax consequences to holders of options, warrants or similar rights to acquire our Common Stock. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our Common Stock that is any of the following:

●	an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;

●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

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Tax Consequences of the Reverse Stock Split

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. In general, the U.S. federal income tax consequences of a Reverse Stock Split will vary depending upon whether a U.S. Holder receives cash for fractional shares or solely a reduced number of shares of Common Stock in exchange for its pre-Reverse Stock Split shares of Common Stock. A U.S. Holder that receives solely a reduced number of shares of Common Stock generally will not recognize gain or loss in the Reverse Stock Split. A U.S. Holder’s aggregate tax basis in the reduced number of shares of Common Stock should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of Common Stock and such U.S. Holder’s holding period in the reduced number of shares will include the holding period in its pre-Reverse Stock Split shares of Common Stock exchanged. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where shares of Common Stock were acquired at different times or at different prices.

No gain or loss will be recognized by Lottery.com as a result of the proposed Reverse Stock Split.

Cash in Lieu of Fractional Shares

A U.S. Holder that receives cash in lieu of a fractional share as a result of the Reverse Stock Split will be treated as having received the fractional shares pursuant to the Reverse Stock Split and then as having exchanged the fractional shares for cash in a redemption by Lottery.com, and generally should recognize gain or loss equal to the difference, if any, between the amount of cash received in lieu of fractional shares and the stockholder’s adjusted basis allocable to the fractional share interests. Such gain or loss will be a long-term capital gain or loss if the pre-Reverse Stock Split shares were held for more than one year. Long-term capital gains of individuals are generally subject to tax at reduced rates. There are limitations on the deductibility of capital losses under the Code. A U.S. Holder’s aggregate tax basis in the reduced number of shares of Common Stock should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of Common Stock decreased by the basis allocated to the fractional share for which such U.S. Holder is entitled to receive cash, and the holding period of the reduced number of shares of Common Stock received should include the holding period of the pre-Reverse Stock Split shares of Common Stock exchanged.

Information Reporting and Backup Withholding

A holder of shares of Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. To avoid backup withholding, each holder of shares of Common Stock that does not otherwise establish an exemption should provide its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a U.S. Holder’s U.S. federal income tax liability, provided the required information is timely and properly furnished to the Internal Revenue Service. Holders of shares of Common Stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, as well as the procedures for obtaining a credit or refund if backup withholding is imposed.

The preceding discussion is intended only as a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split. It is not a complete analysis or discussion of all potential tax effects that may be important to a particular holder. All holders of our Common Stock should consult their own tax advisors as to the specific tax consequences of the Reverse Stock Split them, including record retention and tax-reporting requirements, and the applicability and effect of any U.S. federal, state, local and non-U.S. tax laws.

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Vote Required

The affirmative vote of the holders of a majority of the outstanding shares entitled to vote on the matter will be required to approve the amendment of our Certificate of Incorporation to effect a Reverse Stock Split of our Common Stock at a ratio in the range of one-for-[●] to one-for-[●], such ratio to be determined in the discretion of our Board.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THIS REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL NO. 3

RATIFICATION OF appointment OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected, and our Board ratified the appointment of Boladale as our independent registered public accounting firm for the fiscal year ending December 31, 2024 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Boladale are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Boladale as our independent registered public accounting firm. However, our Audit Committee of the Board is submitting the selection of Boladale to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests for us and our stockholders.

Change in Independent Registered Accounting Firm

Resignation of Yusufali & Associates, LLP

As previously disclosed in the Current Report on Form 8-K filed with the SEC on December 16, 2024 (the “December 16, 2024 Form 8-K”), the Audit Committee approved on December 10, 2024 the engagement of Boladale Lawal & Company (“Boladale”) as the Company’s independent registered public accounting firm for the review of the Form 10-Q for the period ended September 30, 2024. Also disclosed in the December 16, 2024 Form 8-K, Armanino resigned as the Company’s independent registered public accounting firm on September 27, 2022, the Company announced the resignation of Yusuali & Associates, LLC as the Company’s independent registered public accounting firm effectively November 15, 2024.

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Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed to us for the fiscal year ended December 31, 2024 by Yusufali & Associates LLC and Boladale:

2024
Audit Fees(1)	$165,000
Audit-Related Fees(2)	—
Tax Fees(3)	—
All Other Fees(4)	—
Total:	$165,000

(1)	Audit Fees represent the aggregate fees billed for professional services rendered for the audits of the annual financial statements and the Company’s internal control over financial reporting; for review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q filings; for the audits and reviews of certain of our subsidiaries; and for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings.

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(2)	Audit-Related Fees represent the aggregate fees billed for assurance and other services related to the performance of the audit or review of our consolidated financial statements and that are not reported under paragraph (1) above. These services include due diligence related to mergers and acquisitions and consultation concerning financial accounting and reporting standards.

(3)	Tax Fees represent the aggregate fees billed for international tax compliance, tax advice, and tax planning services.

(4)	All Other Fees represent fees billed for all other services.

Audit Committee Pre-Approval Procedures for Independent Registered Public Accounting Firm

The Audit Committee has sole authority to engage and determine the compensation of our independent registered public accounting firm. The Audit Committee also is directly responsible for evaluating the independent registered public accounting firm, reviewing and evaluating the lead partner of the independent registered public accounting firm and overseeing the work of the independent registered public accounting firm. In addition, and pursuant to its charter and the Company’s Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee annually reviews and pre-approves the audit services to be provided by Armanino LLP, and also reviews and pre-approves the engagement of Armanino LLP for the provision of other services during the year, including audit-related, tax and other permissible non-audit. For each proposed service, the Company’s management and the independent registered public accounting firm are required to jointly submit to the Audit Committee detailed supporting documentation at the time of approval to permit the Audit Committee to make a determination as to whether the provision of such services would impair the independent registered public accounting firm’s independence, and whether the fees for the services are appropriate.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares present in person, by remote communication, or represented by proxy and entitled to vote on the matter will be required to ratify the appointment of Boladale as our independent registered public accounting firm for the year ending December 31, 2024.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF Boladale Lawal & Co. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024.

Report of the Audit Committee of the Board of Directors(1)

The Audit Committee assists the Board in its oversight of the Company’s financial statements and reporting process, audit process and internal controls. The Audit Committee operates under a written charter adopted by the Board, which describes this and the other responsibilities of the Audit Committee. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and internal controls over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.

Our Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management of the Company. Our Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Our Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Respectfully submitted by the members of the Audit Committee of the Board.

Paul S. Jordan (Chair)

Christopher Gooding

Tamer T. Hassan

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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PROPOSAL NO. 4
APPROVAL, ON AN ADVISORY BASIS, TO ADJOURN ANNUAL MEETING
TO SOLICIT ADDITIONAL PROXIES FOR PROPOSAL NO. 2

If, at the Annual Meeting, the number of shares of Common Stock present in person, by remote communication, or represented by proxy and voting in favor of Proposal 2 to approve the Reverse Stock Split is insufficient to approve such proposal, the Company believes it is advisable that the Company should be authorized to move to adjourn the Annual Meeting in order to enable the Board to solicit additional proxies for the approval of Proposal 2. If we determine that this is necessary, we will ask our stockholders to vote only on Proposal 1, Proposal 3 and Proposal 4 and not on Proposal 2. We do not intend to call a vote on this Proposal 4 if Proposal 2 is approved by the requisite number of shares of our Common Stock at the Annual Meeting.

If our stockholders approve this Proposal 4 to adjourn the Annual Meeting, we could adjourn the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of this Proposal 4 could mean that, even if we had received proxies representing a sufficient number of votes “AGAINST” Proposal 2 to defeat such proposal, we could adjourn the Annual Meeting without a vote on the Reverse Stock Split and seek to convince the holders of those shares to change their votes to votes in favor of Proposal 2.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares present in person, by remote communication, or represented by proxy and entitled to vote on the matter will be required to approve this Adjournment Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our current executive officers as of [●], 2025.

Name	Age	Position
Matthew McGahan	55	Chief Executive Officer
Robert J. Stubblefield	61	Chief Financial Officer
Gregory Potts	54	Chief Operating Officer

Matthew McGahan has served as Chairman of the Board since October 2022 and is Chairman and CEO of Sports.com, its wholly owned subsidiary and a leading sports entertainment and media content platform. After serving as interim CEO of Lottery.com from July of 2023, he was appointed as CEO in December of 2023 by the Board of Directors. McGahan established Automotive Group in 1997, which emerged as one of Europe’s largest Harley-Davidson and BMW dealer Groups. His leadership propelled the company to substantial success until its sale in 2010. Through his family office established in 2015 with his father, Matt has since invested and advised businesses across a variety of sectors, including motorsports, EV, technology minerals mining, recycling, fintech, and medical research, showcasing his versatility, keen investment insight and focus on innovation and social responsibility. His ability to identify and nurture potential across a spectrum of industries has not only contributed to his personal success, but has also driven innovation and growth in each of these fields. His career can be characterized as a blend of entrepreneurial success, philanthropic leadership, and strategic vision. His journey from the automotive industry to the helm of Lottery.com and Sports.com, coupled with his profound impact on societal well-being through “Mask Our Heroes,” reflects a legacy of innovation, compassion, and resilience.

Mr. McGahan received a HMD in engineering degree from Guildford Technical College in 1999.

Robert J. Stubblefield has served as Chief Financial Officer since July 2023. Mr. Stubblefield served as the chief financial officer of Demeta, Inc. since January 2022 and of Regnum Corp. since March 2020. Mr. Stubblefield was the chief financial officer of Wookey Project Corp. and Wookey Search Technologies Corporation from March 2020 to December 2021. Further, Mr. Stubblefield served as a contract chief financial officer of Sherpa Digital Media, Inc. from February 2019 to December 2021. Prior to this role, from October 2017 to December 2019, Mr. Stubblefield served as a consulting chief financial officer for various start-ups and growth companies in the San Francisco Bay Area and has experience in senior finance, accounting, and operations roles in public companies. He has held a CPA License from the state of California since the late 1980’s.

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Mr. Stubblefield received a Bachelor of Science degree in Business Administration with a focus in Accounting from California State University East Bay in 1987.

Gregory Potts has served as Chief Operating Officer since December 2023. He joined Lottery.com in December 2022 as Global Vice President of Affiliate Success at Lottery.com Prior to that he served in leadership roles for several organizations ranging from SMEs to multi-billion corporations. His successful career covers a diverse set of industries including consumer and B2B technology; syndicated data; and not-for-profit development. He currently is a trustee of WinTogether.org and sits on the board of Medios Electrónicos Y De Comunicación, S.A.P.I. de CV and is President of the American Advertising Federation Lexington chapter.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for the executive officers of Lottery.com who were “named executive officers,” or NEOs for fiscal 2023. This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the existing and currently planned programs summarized or referred to in this discussion.

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act, which, in general, require compensation disclosure for our principal executive officer and its two other most highly compensated executive officers, referred to herein as our NEOs.

Introduction

The primary objectives of our executive compensation programs are to attract and retain talented executives to effectively manage and lead our Company. Our NEOs for fiscal 2023 are:

●	Our former CEOs, Mark Gustavson and Sohail S. Quraeshi; and

●	Our former executive officers, Edward Moffly.

Summary Compensation Table

The following table provides summary information concerning compensation of our named executive officers for services rendered to us during fiscal years noted.

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Matthew McGahan CEO	2023	262,302	131,923	(4)	-	-	-	394,325
Mark Gustavson	2023	140,770	-	-	-	-	-	140,770
Former CEO
Robert Stubblefield CFO	2023	127,678	31,995	72,750	-	-	-	232,423

Gregory Potts	2023	204,680	4,170	72,750	-	-	-	281,600

(1)	Amounts reflect the pro-rated portion of the NEO’s base salary earned during the fiscal year presented based on time in the role.
(2)

USD value of stock awards. Amount represents the aggregate grant date fair value of restricted share awards (“Restricted Shares”) made to the named executive officer computed in accordance with Financial Accounting Standards Codification Topic 718, Compensation - Stock Compensation (“Topic 718”). As required by SEC rules, awards are reported in the year of grant. For more information, see “Narrative Disclosure to Summary Compensation Table — Supplemental Table” below.

Refers to any annual bonus, each of which is subject to the approval of the Compensation Committee of the Board. (4) 125,000 S-8 shares are reserved for later issuance.

(3)	Refers to any annual bonus, each of which is subject to the approval of the Compensation Committee of the Board.
(4)	125,000 S-8 shares are reserved for later issuance.

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Narrative Disclosure to Summary Compensation Table

Equity Awards

On October 10, 2023, the Board approved the “2023 Employees Directors and Consultants Stock Issuance and Option Plan” (the “Plan”) in order for the Company to be able to attract and retain key personnel and to provide a means whereby certain directors, officers, employees, consultants and advisors of the Company can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may be measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

As a result of the Board’s approval of the Plan, S-8 common stock was awarded to: Robert Stubblefield, CFO, received 25,000 shares of common stock and Greg Potts, COO, received 25,000 shares of common stock.

Fiscal 2022

There were no equity awards granted to our named executive officer during fiscal 2022.

Cash Compensation

Base Salary

Base salaries are generally set at levels deemed necessary to attract and retain our executives. We provide each named executive officer with a base salary for the services that the executive officer performs for us. This compensation component constitutes a stable element of compensation while other compensation elements may be variable. Base salaries are generally reviewed annually and may be increased based on any number of factors at the discretion of the Compensation Committee, including the individual performance of the named executive officer, company performance, any change in the executive’s position within our business, the scope of their responsibilities and market data. For fiscal 2023, the amounts earned by our named executive officers are shown in the Summary Compensation Table above.

Bonuses

In addition to base salaries, the named executive officers may receive discretionary annual bonuses, guaranteed and/or retention bonuses in the discretion of the Compensation Committee

Retirement Benefits, and Termination and Change in Control Provisions at December 31, 2021 and 2020

There were no pension or retirement benefits pursuant to any existing plan provided or contributed to by the Company or any of its subsidiaries. In addition, there were no termination and change in control provisions in effect for our NEOs.

Outstanding Equity Awards at December 31, 2023

Of our executive officers, Robert Stubblefield, CFO and Gregory Potts, COO, each received equity awards in 2023. Robert Stubblefield, CFO, received 25,000 shares of common stock and Gregory Potts, COO, received 25,000 shares of common stock.

DIRECTOR COMPENSATION

On July 14, 2023, our Board approved a Non-Employee Director Compensation program providing for a cash fee of $6,000 USD per month per director ($72,000 USD per year). Such plan is a continuation of the Non-Employee Director Compensation program that was established and approved by the previous Board of Directors. Total cash fees paid to our directors under this program during fiscal 2023 were $60,000 USD.

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The following table sets forth the total compensation earned by each of our non-employee directors for their service on the Board during fiscal 2023:

	Directors Fees
	Earned	Stock Awards	Total
Name(1)	($)(8)	($)	($)(9)
Matthew McGahan (2)	220,579	-0-	220,579
Barney Battles(3)	246,464	-0-	246,464
Christopher Gooding (4)	138,609	-0-	138,609
Paul S. Jordan (5)	146,433	-0-	146,433
Tamer T. Hassan (6)	146,433	-0-	146,433
Nick Kounoupias (7)	41,604	-0-	41,604

(1)	Represents all non-employee directors who served on our Board during fiscal 2023. Amounts accrued per director each include an $85,000 USD initial fee earned after 3 months of service, which is to be paid in stock.

(2)	Mr. McGahan was appointed to our Board on October 19, 2022, and served as a non-employee director until his initial appointment as Interim CEO, on July 20, 2023. During said time, compensation for Mr. McGahan has been accrued for his service on the Board during fiscal 2022 and 2023 at the rate of $6,000 per month as any other director. No stock was awarded to him pertaining to his role as a non-employee director, stock was only granted in relation to his role as CEO of the Company.

(3)	Mr. Battles was appointed to our Board on November 3, 2022. Compensation for Mr. Battles has been accrued for his service on the Board during fiscal 2022 and 2023 at the rate of $6,000 per month.

(4)	Mr. Gooding was appointed to our Board on August 10, 2023 and compensation for his service has been accrued at the rate of $6,000 per month.

(5)	Mr. Jordan was appointed to our Board on July 20, 2023 and compensation for his service has been accrued at the rate of $6,000 per month.

(6)	Mr. Hassan was appointed to our Board on July 20, 2023 and compensation for his service has been accrued at the rate of $6,000 per month.

(7)	Mr. Kounoupias, appointed an independent outside director on April 4, 2023, resigned from our Board on August 7, 2023. Compensation for his service was accrued at $6,000 per month.

(8)	Of the aggregate total accrued for our Board, of the “Fee Earned”, only $60,000 of the accrual was paid on December 18, 2023

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information with respect to the beneficial ownership of our common stock as of December [●], 2024, the Record Date, for:

●	each person known to us to own beneficially 5% or more of our outstanding common stock;

●	each of our directors or director nominees;

●	each of our NEOs; and

●	all of our directors and executive officers as a group.

As of the Record Date there were [12,089,919] shares of our Common Stock outstanding. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them:

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

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NAME OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF COMMON STOCK OUTSTANDING
DIRECTORS, NAMED EXECUTIVE OFFICERS AND 5% STOCKHOLDERS(1)
Matthew McGahan	821,487	6.80%
Paul S. Jordan	223,123	1.85%
Christopher Gooding	316,553	2.62%
Tamer T. Hassan	223,123	1.85%
Warren Macal	124,424	1.03%
Robert J. Stubblefield	285,000	2.36%
Gregory Potts	243,335	2.01%
United Capital Investment London Ltd	937,500	7.76%
DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (FOUR PERSONS)	3,174,545	26.28%

(1)	The business address of each of these stockholders is c/o Lottery.com Inc., 5049 Edwards Ranch Rd., 4th Floor, Fort Worth, TX 76109.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Services Agreement with Master Goblin Games, LLC

In March 2020, the Company entered into a service agreement (as amended, the “Service Agreement”), with Master Goblin Games, LLC (“Master Goblin”), an entity that is wholly owned by our former President and CFO, Ryan Dickinson. Master Goblin leases retail locations in certain U.S. jurisdictions from which it operates tabletop game retail stores and, ancillary to such retail operations, acts as sales agent or retailer licensed by the state lottery commission of such jurisdiction to sell lottery game tickets from such retail stores. The Company acquired lottery games as requested by users from Master Goblin on a non-exclusive basis in such jurisdictions.

Pursuant to the Service Agreement, Master Goblin was authorized and approved by the Company to incur up to $100,000 in initial expenses per location for the commencement of operations at each location, including, without limitation, tenant improvements, furniture, inventory, fixtures and equipment, security and lease deposits, and licensing and filing fees. Similarly, pursuant to the Service Agreement, during each month of operation, Master Goblin was authorized to submit to the Company for reimbursement on-going expenses of up to $5,000 per location for actually incurred lease expenses. The initial expenses were submitted by Master Goblin to the Company upon Master Goblin securing a lease and leases were only secured by Master Goblin in any location upon request of the Company. Such initial expenses were recorded by the Company as lease obligations. On-going expenses were submitted by Master Goblin to the Company on a monthly basis, subject to offset, and were recorded by the Company as an expense. To the extent Master Goblin had a positive net income in any month, exclusive of the sale of lottery games, such net income reduced or eliminated such reimbursable expenses for that month.

In January 2023, Woodford Eurasia Assets, Ltd. signed a letter of intent to acquire Master Goblin. As of the date of this Report, no definitive documentation for this transaction has been signed.

The Company paid Master Goblin an aggregate of approximately $53,000 and $440,000, including expense reimbursements under the Service Agreement and additional reimbursable expenses, during the years ended December 31, 2023 and 2022, respectively. In January of 2023, the company paid $53,000 to Master Goblin Games for settlement of outstanding obligations of $316,919 and the parties mutually agreed to terminate the business relationship.

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Investor Rights Agreement

Simultaneously with the closing of the Business Combination on October 29, 2021 (the “Business Combination Closing”), the Company entered into an investor rights agreement (the “Investor Rights Agreement”) with the initial stockholders of Trident Acquisition Corp. and certain stockholders of AutoLotto, including Lawrence Anthony DiMatteo III, our former chief executive officer, and Matthew Clemenson, our former chief revenue officer (collectively, the “Stockholder Parties”). Pursuant to the Investor Rights Agreement, such parties agreed to vote or cause to be voted all shares owned by them or take such other necessary action to ensure that (i) our Board was made up of at least five directors at Closing, (ii) one director nominated by the Initial Stockholders (the “Initial Stockholders Director”) and the remaining directors nominated by the AutoLotto stockholders (the “AutoLotto Directors”) would be elected to our initial Board, with the Initial Stockholders Director designated as a Class II director, and (iii) following the nomination of our initial Board, neither the Initial Stockholders nor the AutoLotto Stockholders shall have ongoing nomination rights, except that in the event that a vacancy is created on our Board at any time by the death, disability, resignation or removal of the Initial Stockholders Director or any AutoLotto Director during their initial term, then (x) the AutoLotto Stockholders, with respect to a vacancy created by the death, disability, resignation or removal of an AutoLotto Director, or (y) the Initial Stockholders, with respect to a vacancy created by the death, disability, resignation or removal of an Initial Stockholders Director, will be entitled to designate an individual to fill the vacancy. In addition, the Investor Rights Agreement provides that we will register for resale under the Securities Act, certain shares of Common Stock and other equity securities that are held by the parties thereto from time to time as well as other customary registration rights for the parties thereto. The Investor Rights Agreement was termination in connection with the Woodford Loan Agreement.

OTHER MATTERS

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders will vote your shares in accordance with their best judgment. This discretionary authority is granted by the execution of the form of proxy.

OTHER INFORMATION

Householding of Proxies

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements with respect to two or more stockholders sharing the same address by delivering a single annual report and proxy statement or a single notice of internet availability of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding”, can reduce the volume of duplicate information received at households. While the Company does not household, a number of brokerage firms with account holders have instituted householding. Once a stockholder has consented or receives notice from their broker that the broker will be householding materials to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes their consent. If your Notice of Internet Availability of Proxy Materials or your annual report and proxy statement, as applicable, have been househeld and you wish to receive separate copies of these documents now and/or in the future, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, you may notify your broker. You can also request and we will promptly deliver a separate copy of the Notice of Internet Availability or the Proxy Materials by writing to: 5049 Edwards Ranch Rd., 4th Floor, Fort Worth, TX 76109, by email to: compliance@lottery.com, or by telephone at: (737) 309-4500.

Additional Filings

The Company’s reports on Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the SEC’s website, https://www.sec.gov, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

You may request a copy of our SEC filings, as well as the foregoing corporate documents, at no cost to you, to the Company by writing to: 5049 Edwards Ranch Rd., 4th Floor, Fort Worth, TX 76109, by emailing: compliance@lottery.com, or by calling: (737) 309-4500.

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Stockholder Proposals for 2024 Annual Meeting of Stockholders

Stockholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual meeting of Stockholders or nominate persons for election to the Board. Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement (the “2024 Proxy Statement”) for the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”). To be eligible for inclusion in the 2024 Proxy Statement, any such stockholder proposals must be submitted in writing to the Compliance Manager of the Company no later than [●], [●], 2024, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the 2024 Proxy Statement.

Alternatively, stockholders seeking to present a stockholder proposal or nomination at the 2024 Annual Meeting, without having it included in the 2024 Proxy Statement, must timely submit notice of such proposal or nomination. To be timely, a stockholder’s notice must be received by the Compliance Manager at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the closing of business on the 120th day prior to the first anniversary of the 2023 Annual Meeting. For the 2024 Annual Meeting, this means that any such proposal or nomination must be submitted no earlier than [●], [●], 2024 and no later than [●], [●], 2024. Notwithstanding the foregoing, if the date of the 2024 Annual Meeting is more than 30 days before or more than 60 days after the first anniversary of the 2023 Annual Meeting, to be timely, a stockholder’s notice must be received by the Compliance Manager at the principal executive offices of the Company not later than the later of the close of business on the 90th day prior to the 2024 Annual Meeting, or the close of business on the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by the Company.

In order for stockholders to give timely notice of director nominations at our 2024 Annual Meeting for inclusion on a universal proxy card under Rule 14a-19 of the Exchange Act (“Rule 14a-19”), notice must be submitted by the same deadline as disclosed above under the advance notice procedures set forth in our Bylaws and must also include the information in the notice required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) of the Exchange Act.

Notices of any proposals or nominations for the Company’s 2024 Annual Meeting of Stockholders should be sent to Lottery.com Inc., Attention: Compliance Manager, 5049 Edwards Ranch Rd., 4th Floor, Fort Worth, TX 76109, or by email at compliance@lottery.com.

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Appendix A

CERTIFICATE OF AMENDMENT
TO SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
LOTTERY.COM INC.

[_________], 2025

Lottery.com Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.	That the Board of Directors of the Corporation (the “Board”) has duly adopted resolutions (a) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment (the “Certificate of Amendment”) to the Second Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) setting forth the proposed amendment to the Certificate of Incorporation and (b) declaring the Certificate of Amendment to be advisable and in the best interests of the Corporation and its stockholders in accordance with Section 242 of the DGCL.

2.	That upon the effectiveness of this Certificate of Amendment, the Certificate of Incorporation is hereby amended as follows:

Article IV, Section 1 of the Certificate of Incorporation of the Corporation is amended and restated in its entirety to read as follows:

“The total number of shares of all classes of stock that the Corporation shall have authority to issue is 501,000,000, which shall be divided into two classes as follows:

500,000,000 shares of common stock, par value $0.001 per share (“Common Stock”); and

1,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).

Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment to the Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware, (i) every [___________] shares of the Corporation’s Common Stock, either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any further action on the part of the Corporation or the respective holder thereof, be combined into one validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”); provided, however, that no fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation’s transfer agent in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form in an amount equal to the product obtained by multiplying (a) the closing price per share of the Common Stock as reported on the Nasdaq Stock Market LLC as of the date of the Effective Time, by (b) the fraction of one share owned by the stockholder.

3.	Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted and approved in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

4.	That except as amended hereby, the provisions of the Corporation’s Certificate of Incorporation shall remain in full force and effect.

5.	This Certificate of Amendment shall be effective as of [__________], 2025 at [__________] [a.m./p.m.].

[Signature Page Follows]

IN WITNESS WHEREOF, Lottery.com Inc. has caused this Certificate of Amendment to be duly executed and acknowledged in its name and on behalf by an authorized officer of the date first set forth above.

LOTTERY.COM INC.

By:
Name:	Matthew McGahan
Title:	Chief Executive Officer